                                                                    EXHIBIT 99.3

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


The following unaudited pro forma combined financial statements present (i) unaudited pro forma balance sheet data at June 30, 2000, giving effect to the Merger (as defined below) as if the Merger had been consummated on that date and
(ii) unaudited pro forma operating data for the six months ended June 30, 2000 and the year ended December 31, 1999, giving effect to the Merger as if the Merger had been consummated on January 1, 1999. The unaudited pro forma combined balance sheet data at June 30, 2000 combines balance sheets of Peoples Gas Company (Peoples Gas) as of June 30, 2000, Heritage Propane Partners, L.P. (Heritage) as of May 31, 2000, United Cities Propane Gas, Inc. (United Cities) as of June 30, 2000, Piedmont Propane Company (Piedmont) as of July 31, 2000 and AGL Propane, Inc. (AGL) as of June 30, 2000, after giving effect to pro forma adjustments. The unaudited pro forma combined statements of operations for the six months ended June 30, 2000 and the year ended December 31, 1999, combine the results of operations for Peoples Gas' six months ended June 30, 2000, and fiscal year ended December 31, 1999, with the results of operations for Heritage's six months ended May 31, 2000, and 12 months ended November 30, 1999, United Cities' six months ended March 31, 2000, and year ended September 30, 1999, Piedmont's six months ended April 30, 2000, and year ended October 31, 1999, and AGL's six months ended March 31, 2000, and year ended September 30, 1999, after giving effect to pro forma adjustments.

Immediately prior to the transaction with Heritage Holdings, Inc., TECO Energy, Inc., Atmos Energy Corporation, Piedmont Natural Gas Co., Inc., and AGL Resources, Inc. contributed each companies' propane operations, Peoples Gas, United Cities, Piedmont and AGL, respectively, to U.S. Propane L.P., (U.S. Propane) in exchange for equity interests in U.S. Propane. The merger was accounted for as an acquisition using the purchase method of accounting with Peoples Gas being the acquirer. Accordingly, Peoples Gas' assets and liabilities were recorded at historical cost and the assets and liabilities of United Cities, Piedmont and AGL were recorded at fair market value, as determined based on a valuation and appraisal.

In August 2000, U.S. Propane obtained control of Heritage by acquiring Heritage Holdings, Inc., Heritage's general partner. U.S. Propane simultaneously transferred its propane operations to Heritage in exchange for cash, common units in Heritage and a limited partner interest in Heritage Operating, L.P. The merger will be accounted for as a reverse acquisition in accordance with Accounting Principles Board Opinion No. 16. Although Heritage is the surviving entity for legal purposes, U.S. Propane's propane operations will be the acquirer for accounting purposes. The assets and liabilities of Heritage will be reflected at fair value to the extent acquired by U.S. Propane in accordance with EITF 90-13. The assets and liabilities of U.S. Propane's propane operations will be reflected at historical cost, as recorded in the U.S. Propane merger described above.

A final determination of purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not been made. Accordingly, the purchase accounting adjustments made in connection with the development of the following summary pro forma combined financial statements are preliminary and have been made solely for purposes of developing such pro forma combined financial statements. However, management does not believe that final adjustments will be materially different from the amounts presented herein.

The following unaudited pro forma combined financial statements are provided for informational purposes only and should be read in conjunction with the separate audited consolidated financial statements and related notes of Peoples Gas, United Cities, Piedmont and AGL (which are included elsewhere in this Form 8-K/A) and Heritage (which are filed with Heritage's Annual Report filed on Form 10-K with the Securities and Exchange Commission on November 29, 1999, incorporated herein by reference). The following unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which actually would have been achieved if the Merger had been consummated on the dates indicated or which may be achieved in the future.

            UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS (1)

                                  JUNE 30, 2000
                                 (IN THOUSANDS)


                                                                             Piedmont
                                                         Peoples Gas          Propane          AGL Propane,
                                                          Company             Company             Inc.
                                                        (Historical)        (Historical)       (Historical)
                                                       --------------      --------------     --------------
                           ASSETS

CURRENT ASSETS:
   Cash                                                $           11      $        1,508     $        1,480
   Accounts receivable                                          4,206               1,538              1,398
   Inventories                                                  1,541               3,375              1,594
   Marketable securities                                           --                  --                 --
   Prepaid expenses                                                14               2,815                264
                                                       --------------      --------------     --------------
     Total current assets                                       5,772               9,236              4,736

PROPERTY, PLANT AND EQUIPMENT, net                             40,887              23,910             21,936

DUE FROM PARENT                                                    --              21,882                 --
INTANGIBLES AND OTHER ASSETS, net                               1,284               2,878              5,866
                                                       --------------      --------------     --------------

                  Total assets                         $       47,943      $       57,906     $       32,538
                                                       ==============      ==============     ==============

             LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Working capital facility                            $           --      $           --     $           --
   Accounts payable                                             1,823               2,608                182
   Payable to associated companies                             21,359               3,820                133
   Accrued and other current liabilities                        1,205               1,791              1,561
   Current maturities of long-term debt                            --                  --                 --
                                                       --------------      --------------     --------------
     Total current liabilities                                 24,387               8,219              1,876

LONG-TERM DEBT, less current maturities                            --                  --                 --
DEFERRED INCOME TAXES                                           8,711               8,296              4,980
COMMITMENTS AND CONTINGENCIES                                      --                  --                 --
                                                       --------------      --------------     --------------


                  Total liabilities                            33,098              16,515              6,856
                                                       --------------      --------------     --------------



                                                      United Cities
                                                       Propane Gas,         Pro Forma             U.S. Propane
                                                           Inc.            Adjustments             Pro Forma
                                                       (Historical)           (2)                  Combined
                                                      --------------     --------------         --------------
                           ASSETS

CURRENT ASSETS:
   Cash                                               $          649     $           --         $        3,648
   Accounts receivable                                         3,044             (2,468)(3)              7,718
   Inventories                                                 1,753                 --                  8,263
   Marketable securities                                          --                 --                     --
   Prepaid expenses                                               39                 --                  3,132
                                                      --------------     --------------         --------------
     Total current assets                                      5,485             (2,468)                22,761

PROPERTY, PLANT AND EQUIPMENT, net                            22,536               (685)(4)            138,157
                                                                                 29,573 (5)                 --
DUE FROM PARENT                                                   --            (21,882)(6)
INTANGIBLES AND OTHER ASSETS, net                              3,956                 --                 13,984
                                                      --------------     --------------         --------------

                  Total assets                        $       31,977     $        4,538         $      174,902
                                                      ==============     ==============         ==============

             LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Working capital facility                           $           --     $           --         $           --
   Accounts payable                                               97                 --                  4,710
   Payable to associated companies                            16,838            (42,150)(6)                 --
   Accrued and other current liabilities                       1,197                 --                  5,754
   Current maturities of long-term debt                          975               (975)(7)                 --
                                                      --------------     --------------         --------------
     Total current liabilities                                19,107            (43,125)                10,464

LONG-TERM DEBT, less current maturities                        4,807             (3,694)(7)              1,113
DEFERRED INCOME TAXES                                          1,330            (23,317)(8)                 --
COMMITMENTS AND CONTINGENCIES                                     --                 --                     --
                                                      --------------     --------------         --------------


                  Total liabilities                           25,244            (70,136)                11,577
                                                      --------------     --------------         --------------

            UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS(1)

                                  JUNE 30, 2000
                                 (IN THOUSANDS)



                                                                                  Piedmont
                                                                 Peoples Gas       Propane          AGL Propane,
                                                                 Company           Company              Inc.
                                                               (Historical)      (Historical)      (Historical)
                                                               ------------      ------------      ------------
PARTNERS' CAPITAL:
         Common unitholders                                    $         --      $         --      $         --
         Subordinated unitholders                                        --                --                --
         Class B subordinated unitholders                                --                --                --
         General partner                                                 --                --                --
         Stockholder's equity                                        14,845            41,391            25,682





         Accumulated other comprehensive income                          --                --                --
                                                               ------------      ------------      ------------
                  Total partners' capital                            14,845            41,391            25,682
                                                               ------------      ------------      ------------

                  Total liabilities and partners' capital      $     47,943      $     57,906      $     32,538
                                                               ============      ============      ============





                                                               United Cities
                                                                Propane Gas,       Pro Forma       U.S. Propane
                                                                    Inc.          Adjustments        Pro Forma
                                                                (Historical)         (2)            Combined
                                                               ------------      ------------      ------------
PARTNERS' CAPITAL:
         Common unitholders                                    $         --      $         --      $         --
         Subordinated unitholders                                        --                --                --
         Class B subordinated unitholders                                --                --                --
         General partner                                                 --                --                --
         Stockholder's equity                                         6,733            (2,468)(3)       163,325
                                                                                         (685)(4)
                                                                                       29,573 (5)
                                                                                       20,268 (6)
                                                                                        4,669 (7)
                                                                                       23,317 (8)
         Accumulated other comprehensive income                          --                --                --
                                                               ------------      ------------      ------------
                  Total partners' capital                             6,733            74,674           163,325
                                                               ------------      ------------      ------------
                  Total liabilities and partners' capital      $     31,977      $      4,538      $    174,902
                                                               ============      ============      ============







See accompanying notes.

            UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS(1)
                                  JUNE 30, 2000
                                 (IN THOUSANDS)


                                                    U.S. Propane       Heritage            Pro Forma
                                                     Pro Forma          Propane            Adjustments                  Pro Forma
                                                     Combined         (Historical)             (2)                      Combined
                                                   -------------      -------------       -------------              -------------
                           ASSETS

CURRENT ASSETS:
   Cash                                            $       3,648      $       4,206       $     180,000  (9)         $       1,842
                                                                                               (180,000)(10)
                                                                                                  1,201 (12)
                                                                                                 (7,213)(14)
   Accounts receivable                                     7,718             19,489                  --                     27,207
   Inventories                                             8,263             17,857                  --                     26,120
   Marketable securities                                      --              2,697                  --                      2,697
   Prepaid expenses                                        3,132              1,608                  --                      4,740
                                                   -------------      -------------       -------------              -------------
     Total current assets                                 22,761             45,857              (6,012)                    62,606

PROPERTY, PLANT AND EQUIPMENT, net                       138,157            190,179              11,180 (15)               339,516
INVESTMENT IN AFFILIATE                                       --              5,924                  --                      5,924
INTANGIBLES AND OTHER ASSETS, net                         13,984             92,606               7,213 (14)               187,013
                                                                                                 73,210 (15)
                                                   -------------      -------------       -------------              -------------

                  Total assets                     $     174,902      $     334,566       $      85,591              $     595,059
                                                   =============      =============       =============              =============

             LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Working capital facility                        $          --      $      25,400       $      (8,605)(10)         $      16,795
   Accounts payable                                        4,710             22,235                  --                     26,945
   Payable to associated companies                            --                 --                  --                         --
   Accrued and other current liabilities                   5,754             10,703                 581 (12)                21,030
                                                                                                  2,652 (11)
                                                                                                  1,704 (15)
                                                                                                   (364)(16)
   Current maturities of long-term debt                       --              2,364                  --                      2,364
                                                   -------------      -------------       -------------              -------------
     Total current liabilities                            10,464             60,702              (4,032)                    67,134



            UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS(1)

                                  JUNE 30, 2000
                                 (IN THOUSANDS)


                                                            U.S. Propane      Heritage       Pro Forma
                                                              Pro Forma        Propane      Adjustments                Pro Forma
                                                              Combined       (Historical)       (2)                    Combined
                                                            ------------     ------------  ------------             -------------
LONG-TERM DEBT, less current maturities                            1,113         225,149        180,000  (9)              356,059
                                                                                                (50,203)(13)

DEFERRED INCOME TAXES                                                 --              --             --                        --
COMMITMENTS AND CONTINGENCIES                                         --              --             --                        --
                                                            ------------    ------------   ------------             -------------

                  Total liabilities                               11,577         285,851        125,765                   423,193
                                                            ------------    ------------   ------------             -------------

PARTNERS' CAPITAL:
         Common unitholders                                           --          44,085          7,348 (11)              122,570
                                                                                                 22,924 (13)
                                                                                                 61,350 (15)
                                                                                                (13,137)(16)
         Subordinated unitholders                                     --           1,050         11,742 (15)               10,277
                                                                                                 (2,515)(16)
         Class B subordinated unitholders                             --              --         27,279 (13)               34,169
                                                                                                  8,767 (15)
                                                                                                 (1,877)(16)
         General partner                                              --             407            620 (12)                1,677
                                                                                                    827 (15)
                                                                                                   (177)(16)
         Stockholder's equity                                    163,325              --       (163,325)(16)                   --
         Accumulated other comprehensive income                       --           3,173             --                     3,173
                                                            ------------    ------------   ------------             -------------
                  Total partners' capital                        163,325          48,715        (40,174)                  171,866
                                                            ------------    ------------   ------------             -------------

                  Total liabilities and partners' capital   $    174,902    $    334,566   $     85,591             $     595,059
                                                            ============    ============   ============             =============





See accompanying notes.

       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS(1)
                      TWELVE MONTHS ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)


                                                                     Piedmont
                                                 Peoples Gas         Propane            AGL Propane,
                                                   Company           Company                Inc.
                                                 (Historical)       (Historical)        (Historical)
                                                -------------      -------------       -------------

REVENUES:
   Fuel sales                                   $      34,045       $      26,265       $      20,010
   Other                                                   --               1,984                  --
                                                -------------       -------------       -------------
     Total revenues                                    34,045              28,249              20,010
                                                -------------       -------------       -------------

COSTS AND EXPENSES:
   Cost of products sold                               14,849              14,383               8,311
   Operating expenses                                  13,223              10,430               7,665
   Depreciation and amortization                        3,088               2,133               2,080

                                                -------------       -------------       -------------
     Total costs and expenses                          31,160              26,946              18,056
                                                -------------       -------------       -------------

OPERATING INCOME (LOSS)                                 2,885               1,303               1,954

OTHER INCOME (EXPENSE):
   Interest expense                                        --                (406)                (65)
   Equity in earnings of affiliate                         --                  --                  --
   Gain on disposal of assets                              --                  --                  --
   Other                                                   10                 254                 341
                                                -------------       -------------       -------------

INCOME (LOSS) BEFORE MINORITY INTEREST                  2,895               1,151               2,230

   Minority interest                                       --                  --                  --
                                                -------------       -------------       -------------

INCOME (LOSS) BEFORE INCOME TAXES                       2,895               1,151               2,230

     Income tax benefit (expense)                      (1,127)               (469)               (961)
                                                -------------       -------------       -------------

NET INCOME (LOSS)                               $       1,768       $         682       $       1,269
                                                =============       =============       =============




                                             United Cities
                                             Propane Gas,         Pro Forma               U.S. Propane
                                                 Inc.             Adjustments               Pro Forma
                                             (Historical)             (2)                    Combined
                                             -------------       -------------            -------------

REVENUES:
   Fuel sales                                 $      19,647       $          --           $      99,967
   Other                                              3,297                  --                   5,281
                                              -------------       -------------           -------------
     Total revenues                                  22,944                  --                 105,248
                                              -------------       -------------           -------------

COSTS AND EXPENSES:
   Cost of products sold                             10,895                  --                  48,438
   Operating expenses                                 9,499                  --                  40,817
   Depreciation and amortization                      2,960                 (34)(17)             11,213
                                                                            986 (18)
                                              -------------       -------------           -------------
     Total costs and expenses                        23,354                 952                 100,468
                                              -------------       -------------           -------------

OPERATING INCOME (LOSS)                                (410)               (952)                  4,780

OTHER INCOME (EXPENSE):
   Interest expense                                  (1,338)              1,809 (19)                 --
   Equity in earnings of affiliate                       --                  --                      --
   Gain on disposal of assets                           214                (214)(20)                 --
   Other                                                252                  --                     857
                                              -------------       -------------           -------------

INCOME (LOSS) BEFORE MINORITY INTEREST               (1,282)                643                   5,637

   Minority interest                                     --                  --                      --
                                              -------------       -------------           -------------

INCOME (LOSS) BEFORE INCOME TAXES                    (1,282)                643                   5,637

     Income tax benefit (expense)                       478               2,079 (21)                --
                                              -------------       -------------           -------------

NET INCOME (LOSS)                             $        (804)      $       2,722           $       5,637
                                              =============       =============           =============




See accompanying notes.

       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS(1)
                      TWELVE MONTHS ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)


                                                                              Heritage
                                                             U.S. Propane      Propane       Pro Forma
                                                              Pro Forma       Partners      Adjustments         Pro Forma
                                                               Combined     (Historical)        (2)             Combined
                                                            -----------     -----------    -----------         -----------
REVENUES:
   Fuel sales                                               $    99,967     $   170,660    $        --         $   270,627
   Other                                                          5,281          23,692             --              28,973
                                                            -----------     -----------    -----------         -----------
     Total revenues                                             105,248         194,352             --             299,600
                                                            -----------     -----------    -----------         -----------

COSTS AND EXPENSES:
   Cost of products sold                                         48,438          96,757             --             145,195
   Operating expenses                                            40,817          58,935             --              99,752
   Depreciation and amortization                                 11,213          15,226          3,252 (22)         29,691
                                                            -----------     -----------    -----------         -----------
     Total costs and expenses                                   100,468         170,918          3,252             274,638
                                                            -----------     -----------    -----------         -----------

OPERATING INCOME (LOSS)                                           4,780          23,434         (3,252)             24,962

OTHER INCOME (EXPENSE):
   Interest expense                                                  --         (16,417)       (11,224)(23)        (27,641)
   Equity in earnings of affiliate                                   --             873             --                 873
   Gain on disposal of assets                                        --             505           (505)(20)             --
   Other                                                            857            (302)                               555
                                                            -----------     -----------    -----------         -----------

INCOME (LOSS) BEFORE MINORITY INTEREST                            5,637           8,093        (14,981)             (1,251)

   Minority interest                                                 --            (454)            43 (24)           (411)
                                                            -----------     -----------    -----------         -----------

INCOME (LOSS) BEFORE INCOME TAXES                                 5,637           7,639        (14,938)             (1,662)
                                                            -----------     -----------    -----------         -----------
     Income tax benefit (expense)                                    --              --             --                  --


NET INCOME (LOSS)                                           $     5,637     $     7,639    $   (14,938)        $    (1,662)
                                                            ===========     ===========    ===========         ===========

GENERAL PARTNER'S INTEREST IN NET LOSS                                                                         $       (16)
                                                                                                               ===========

LIMITED PARTNERS' INTEREST IN NET LOSS                                                                         $    (1,646)
                                                                                                               ===========

BASIC AND DILUTED NET INCOME (LOSS) PER LIMITED
   PARTNER UNIT                                             $       .65                                        $      (.14)
                                                            ===========                                        ===========

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF
   UNITS OUTSTANDING                                              8,715                                             11,631
                                                            ===========                                        ===========


See accompanying notes.

       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS(1)
                         SIX MONTHS ENDED JUNE 30, 2000
                                 (IN THOUSANDS)



                                                             Piedmont
                                         Peoples Gas          Propane           AGL Propane,
                                           Company            Company               Inc.
                                         (Historical)       (Historical)        (Historical)
                                        -------------       -------------       -------------
REVENUES:
   Fuel sales                           $      23,747       $      25,284       $      16,981
   Other                                           --               1,174                  --
                                        -------------       -------------       -------------
     Total revenues                            23,747              26,458              16,981
                                        -------------       -------------       -------------

COSTS AND EXPENSES:
   Cost of products sold                       13,153              15,377               8,850
   Operating expenses                           6,650               5,712               4,001
   Depreciation and amortization                1,665               1,161               1,081
                                        -------------       -------------       -------------

     Total costs and expenses                  21,468              22,250              13,932
                                        -------------       -------------       -------------

OPERATING INCOME                                2,279               4,208               3,049

OTHER INCOME (EXPENSE):
   Interest expense                                --                (298)                 (5)
   Equity in earnings of affiliate                 --                  --                  --
   Gain on disposal of assets                      --                  --                  --
   Other                                         (228)                187                 528
                                        -------------       -------------       -------------

INCOME BEFORE MINORITY INTEREST                 2,051               4,097               3,572

   Minority interest                               --                  --                  --
                                        -------------       -------------       -------------

INCOME BEFORE INCOME TAXES                      2,051               4,097               3,572

   Income taxes                                  (800)             (1,628)             (1,429)
                                        -------------       -------------       -------------

NET INCOME                              $       1,251       $       2,469       $       2,143
                                        =============       =============       =============




                                        United Cities
                                         Propane Gas,         Pro Forma
                                             Inc.             Adjustments              Pro Forma
                                         (Historical)             (2)                  Combined
                                         -------------       -------------           -------------
REVENUES:
   Fuel sales                            $      17,152       $          --           $      83,164
   Other                                         2,289                  --                   3,463
                                         -------------       -------------           -------------
     Total revenues                             19,441                  --                  86,627
                                         -------------       -------------           -------------

COSTS AND EXPENSES:
   Cost of products sold                        10,778                  --                  48,158
   Operating expenses                            4,557                  --                  20,920
   Depreciation and amortization                 1,424                 (17)(17)              5,807
                                                                       493 (18)
                                         -------------       -------------           -------------
     Total costs and expenses                   16,759                 476                  74,885
                                         -------------       -------------           -------------

OPERATING INCOME                                 2,682                (476)                 11,742

OTHER INCOME (EXPENSE):
   Interest expense                               (783)              1,086 (19)                 --
   Equity in earnings of affiliate                  --                  --                      --
   Gain on disposal of assets                        4                  (4)(20)                 --
   Other                                           150                  --                     637
                                         -------------       -------------           -------------

INCOME BEFORE MINORITY INTEREST                  2,053                 606                  12,379

   Minority interest                                --                  --                      --
                                         -------------       -------------           -------------

INCOME BEFORE INCOME TAXES                       2,053                 606                  12,379

   Income taxes                                   (811)              4,668 (21)                 --
                                         -------------       -------------           -------------

NET INCOME                               $       1,242       $       5,274           $      12,379
                                         =============       =============           =============







See accompanying notes.

       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS(1)
                         SIX MONTHS ENDED JUNE 30, 2000
                                 (IN THOUSANDS)



                                                                              Heritage
                                                             U.S. Propane      Propane       Pro Forma
                                                              Pro Forma       Partners      Adjustments       Pro Forma
                                                               Combined     (Historical)        (2)           Combined
                                                             ----------      ----------     ----------       ----------
REVENUES:
   Fuel sales                                                $   83,164      $  146,432     $       --       $  229,596
   Other                                                          3,463          12,953             --           16,416
                                                             ----------      ----------     ----------       ----------
     Total revenues                                              86,627         159,385             --          246,012
                                                             ----------      ----------     ----------       ----------

COSTS AND EXPENSES:
   Cost of products sold                                         48,158          90,157             --          138,315
   Operating expenses                                            20,920          35,641             --           56,561
   Depreciation and amortization                                  5,807           9,602          1,626 (22)      17,035
                                                             ----------      ----------     ----------       ----------
     Total costs and expenses                                    74,885         135,400          1,626          211,911
                                                             ----------      ----------     ----------       ----------

OPERATING INCOME                                                 11,742          23,985         (1,626)          34,101

OTHER INCOME (EXPENSE):
   Interest expense                                                  --          (9,697)        (5,612)(23)     (15,309)
   Equity in earnings of affiliate                                   --             676             --              676
   Gain on disposal of assets                                        --             134           (134)(20)          --
   Other                                                            637             108             --              745
                                                             ----------      ----------     ----------       ----------

INCOME BEFORE MINORITY INTEREST                                  12,379          15,206         (7,372)          20,213

   Minority interest                                                 --            (433)          (275)(24)        (708)
                                                             ----------      ----------     ----------       ----------

INCOME BEFORE INCOME TAXES                                       12,379          14,773         (7,647)          19,505

   Income taxes                                                      --              --             --               --
                                                             ----------      ----------     ----------       ----------

NET INCOME                                                   $   12,379      $   14,773     $   (7,647)      $   19,505
                                                             ==========      ==========     ==========       ==========

GENERAL PARTNER'S INTEREST IN NET INCOME                                                                     $      195
                                                                                                             ==========

LIMITED PARTNERS' INTEREST IN NET INCOME                                                                     $   19,310
                                                                                                             ==========

BASIC AND DILUTED NET INCOME PER LIMITED
   PARTNER UNIT                                              $     1.25                                      $     1.50
                                                             ==========                                      ==========

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF
   UNITS OUTSTANDING                                              9,934                                          12,850
                                                             ==========                                      ==========


See accompanying notes.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                    ($ IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

1.   Presentation:

     The unaudited pro forma condensed combined financial statements do not give any effect to any restructuring cost, potential cost savings, or other operating efficiencies that are expected to result from the Merger. The unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which actually would have been achieved if the Merger had been consummated on the dates indicated or which may be achieved in the future. The purchase accounting adjustments made in connection with the development of the unaudited pro forma condensed combined financial statements are preliminary and have been made solely for purposes of presenting such pro forma financial information.

2. It has been assumed that for purposes of the unaudited pro forma combined balance sheet, the following transactions occurred on June 30, 2000 and for purposes of the unaudited pro forma combined statements of operations, the following transactions occurred on January 1, 1999. The unaudited pro forma combined balance sheet data at June 30, 2000 combines balance sheets of Peoples Gas Company (Peoples Gas) as of June 30, 2000, Heritage Propane Partners, L.P. (Heritage) as of May 31, 2000, United Cities Propane Gas, Inc. (United Cities) as of June 30, 2000, Piedmont Propane Company (Piedmont) as of July 31, 2000 and AGL Propane, Inc. (AGL) as of June 30, 2000, after giving effect to pro forma adjustments. The unaudited pro forma combined statements of operations for the six months ended June 30, 2000 and the year ended December 31, 1999, combine the results of operations for Peoples Gas' six months ended June 30, 2000, and fiscal year ended December 31, 1999, with the results of operations for Heritage's six months ended May 31, 2000, and 12 months ended November 30, 1999, United Cities' six months ended March 31, 2000, and year ended September 30, 1999, Piedmont's six months ended April 30, 2000, and year ended October 31, 1999, and AGL's six months ended March 31, 2000, and year ended September 30, 1999, after giving effect to pro forma adjustments.

     Immediately prior to the transaction with Heritage Holdings, Inc. (HHI), TECO Energy, Inc., Atmos Energy Corporation, Piedmont Natural Gas Co., Inc., and AGL Resources, Inc. contributed each companies' propane operations, Peoples Gas, United Cities, Piedmont and AGL, respectively, to U.S. Propane L.P., (U.S. Propane) in exchange for equity interests in U.S. Propane. The Merger was accounted for as an acquisition using the purchase method of accounting with Peoples Gas being the acquirer. Accordingly, Peoples Gas' assets and liabilities were recorded at historical cost and the assets and liabilities of United Cities, Piedmont and AGL were recorded at fair market value, as determined based on a valuation and appraisal.

     The purchase allocations were as follows:

     Purchase price of Piedmont, AGL and United Cities              $  112,501
     Net book value of Piedmont, AGL and United Cities                  82,928
                                                                    ----------
     Step-up of net book value, allocated to property,
     plant and equipment                                            $   29,573
                                                                    ==========


     In August 2000, U.S. Propane acquired all of the outstanding common stock of HHI, Heritage's General Partner for $120,000. By virtue of HHI's 2% general partner interest and a 34% limited partner interest in Heritage, U.S. Propane gained control of Heritage. Simultaneously, U.S. Propane, transferred its propane operations, consisting of its interest in four separate limited liability companies, AGL Propane, L.L.C., Peoples Gas Company, L.L.C., United Cities Propane Gas, L.L.C. and Retail Propane Company, L.L.C. (former Piedmont operations) to Heritage for $181,395 plus working capital. The $181,395 was payable $139,552 in cash, $31,843 of assumed debt, and the issuance of 372,392 Common Units of Heritage valued at $7,348 and a $2,652 limited partnership interest in Heritage's operating partnership. The purchase price and the exchange price for the common units were approved by an independent committee of the Board of Directors of HHI. The exchange price for the common units was $19.73125 per unit under a formula based on the average closing price of Heritage's common units on the New York Stock Exchange for the twenty (20) day period beginning ten (10) days prior to the public announcement of the transaction on June 15, 2000 (the "Formula Price"). The working capital adjustment is anticipated to be settled in December 2000. For purposes of the pro forma financial statements, an additional payment of $5,000 has been assumed.

     Concurrent with the acquisition, Heritage borrowed $180,000 from several institutional investors and sold 1,161,814 common units and 1,382,514 Class B subordinated units in a private placement to the former shareholders of HHI based on the Formula Price resulting in net proceeds of $50,203. The total of these proceeds were utilized to finance the transaction and retire a portion of existing debt.

     The merger will be accounted for as a reverse acquisition in accordance with Accounting Principles Board Opinion No. 16. Although Heritage is the surviving entity for legal purposes, U.S. Propane's propane operations will be the acquirer for accounting purposes. The assets and liabilities of Heritage will be reflected at fair value to the extent acquired by U.S. Propane's propane operations, approximately 36 percent, in accordance with EITF 90-13. The assets and liabilities of U.S. Propane will be reflected at historical cost, as recorded in the U.S. Propane transaction described above.

     The historical financial statements of Peoples Gas will be the historical financial statements of the registrant as Peoples Gas is the acquirer in the transaction in which U.S. Propane was formed. The results of operations of Heritage, Piedmont, AGL and United Cities will be included with the results of Peoples Gas after completion of the merger on August 10, 2000. Peoples Gas has a fiscal year-end of December 31, however the registrant will continue to have an August 31 year-end. Accordingly, the eight-month period ended August 31, 2000, will be treated as a transition period under the rules of the Securities and Exchange Commission.


     The excess purchase price over predecessor cost was determined as follows:

     Net book value of Heritage at May 31, 2000                                                $   48,715
     Equity investment                                                                             50,203
                                                                                               ----------
                                                                                                   98,918
     Percent acquired by U.S. Propane                                                                 36%
                                                                                               ----------
     Equity interest acquired                                                                  $   35,610
                                                                                               ==========

     Purchase price                                                                            $  120,000
     Equity interest acquired                                                                      35,610
                                                                                               ----------
     Excess purchase price over predecessor cost                                               $   84,390
                                                                                               ==========

     The excess purchase price over predecessor cost was allocated as follows:
     Property, plant and equipment (30 year life)                                              $   11,180
     Customer lists (15 year life)                                                                  5,935
     Goodwill (30 year life)                                                                       67,275
                                                                                               ----------
                                                                                               $   84,390
                                                                                               ==========

The pro forma adjustments are as follows:

3.   Reflects the elimination of receivables retained by U.S. Propane owners.

4.   Reflects the elimination of a building retained by United Cities.

5. Reflects the allocation of the fair market value of the assets of Piedmont, AGL, and United Cities.

6. Reflects the elimination of intercompany receivables and payables retained by U.S. Propane owners.

7.   Reflects the elimination of the debt retained by United Cities.

8. Reflects the elimination of the deferred tax liabilities of U.S. Propane as income taxes will be borne by the partners and not the Partnership.

9. Reflects the proceeds received from borrowings from institutional investors. The notes have a fixed average rate of 8.66%.

10.  Reflects use of proceeds from long-term debt as follows:

              Cash paid to U.S. Propane for purchase of propane operations.......................$  (171,395)
              Excess proceeds used to pay down working capital...................................     (8,605)
                                                                                                 -----------
                                    Total........................................................$  (180,000)
                                                                                                 ===========

11. Reflects the issuance to U.S. Propane of limited partnership interest in Heritage and common units.

              U.S. Propane's limited partnership interest in Heritage's operating
                  partnership....................................................................$     2,652
              Issuance of 372,392 common units of Heritage.......................................      7,348
                                                                                                 -----------
                                    Total........................................................$    10,000
                                                                                                 ===========

12. Reflects the cash contribution from U.S. Propane for the HHI General Partner interest received through the purchase of HHI's common stock. Of the total contribution of $1,201, $581 was for the 1.0101% minority interest in the Operating Partnership and $620 was for the 1% interest in the MLP.

13. Reflects the proceeds received from the private placement of 1,161,814 common units and 1,382,514 Class B subordinated units to the former shareholders of HHI.

14. Reflects the allocation to goodwill for the cash paid for acquisition costs of $2,213 and the estimated working capital payment of $5,000.

15. Reflects the allocation of the excess purchase price over predecessor costs to the property, plant and equipment of $11,180, goodwill of $67,275 and customer lists of $5,935.

16. Represents the allocation of the cash paid of $171,395, $7,348 of common units of Heritage and $2,652 of limited partnership interest in Heritage's operating partnership for U.S. Propane's propane operations by Heritage allocated to partners' capital and minority interest liability based on their ownership percentages.

17. Reflects the elimination of the depreciation for the building retained by United Cities.

18. Reflects the additional depreciation related to the step-up of net book value of Piedmont, AGL and United Cities allocated to property, plant and equipment having 30-year lives.

19. Reflects the elimination of interest expense related to debt retained by Piedmont, AGL and United Cities.

20. Reflects the elimination of the gain on sale of assets as the assets are recorded at fair market value there would not be any gain to recognize.

21. Reflects the elimination of provision for current income tax expense and benefits, as income taxes will be borne by the partners and not at the partnership level.

22. Reflect the additional depreciation and amortization related to the excess purchase price over Heritage's cost allocated to property, plant and equipment (30-years), goodwill (30 years) and customer lists (15 years).

23. Allocation of additional interest expense of $15,600 and $7,800 for the twelve and six month periods respectively, related to the issuance of $180 million of Senior Secured Notes at a fixed average rate of 8.66%. This additional expense is offset by the elimination of $4,376 and $2,188 of interest on the debt reduction of $58,808 for the twelve and six months, respectively.

24. Reflects the adjustment to minority interest expense for U.S. Propane's General Partner 1.0101% interest and their 1.0101% limited partner interest in the operating partnership on the pro forma income and adjustments.